EMPLOYMENT AGREEMENT

                                     BETWEEN

                       AUDIOVOX COMMUNICATIONS CORPORATION

                                       AND

                               PHILIP CHRISTOPHER


     THIS EMPLOYMENT AGREEMENT, effective as of May 29, 2002 ("Effective Date"), is by and among Audiovox Communications Corporation ("ACC"), a corporation organized and existing under the laws of the State of Delaware, Philip Christopher ("Executive"), and for purposes of Sections 5.3, 5.4 and 5.7 only, Audiovox Corporation, a Delaware corporation ("Audiovox").

     WHEREAS, ACC wishes to employ Executive pursuant to the terms and conditions and for the consideration set forth in this Agreement, and Executive wishes to be employed by ACC pursuant to such terms and conditions and for such consideration.

     NOW, THEREFORE, for and in consideration of the respective promises, covenants, and obligations contained herein, ACC and Executive agree as follows:

     1. Introduction. ACC agrees to employ Executive, and Executive agrees to be employed by ACC, subject to the terms and conditions of this Agreement.

     2. Definitions. Capitalized terms used in this Agreement shall have the meanings set forth below or as defined throughout this Agreement:

          2.1. "Agreement" means this Employment Agreement effective as of the Effective Date.

          2.2. [Intentionally Omitted]

          2.3. "Board of Directors" or "Board" means the Board of Directors of ACC or any successor entity.

                                  Exhibit 99.6
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     2.4. "Cause" shall mean termination due to any of the following reasons:

          2.4.1 The entry of a final judgment of conviction of the Executive by a trial court for a felony committed after the date hereof regardless of whether the Executive appeals the judgment, or entry of a plea of nolo contendere by the Executive to a felony;

          2.4.2 The failure of Executive, other than by reason of his Disability or legal incompetence, to carry out the reasonable business directions of the Board, and the failure continues for more than thirty (30) days after the Board gives written notice to the Executive specifying the nature of the failure and, if such failure is capable of cure, requesting Executive to cure it;

          2.4.3 Executive's breach of his material obligations under this Agreement; or

          2.4.4 Any act of intentional misconduct by Executive materially and adversely affecting ACC, Audiovox or any of their respective affiliates.

          2.5. "Consumer Price Index" means the Consumer Price Index for All Urban Consumers, U.S. City Average, All Items, as reported by the Bureau of Labor Statistics of the U.S. Department of Labor.

          2.6. "Code" means the Internal Revenue Code of 1986, as amended. References to any section of the Code include corresponding successor provisions.

          2.7. "Confidential Information" means any confidential information, not generally known to the public, related to the business or operations (past, present or future) of ACC, Audiovox or any of their respective affiliates that Executive has possession or knowledge of through his employment with ACC, Audiovox or any of their respective affiliates.

          2.8.   "Disabled"  or  "Disability"   means  a  determination   by  an
     independent competent medical authority that Executive is unable to perform his duties as President and Chief Executive

                                  Exhibit 99.6
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     Officer of ACC and in all reasonable medical likelihood such inability will continue for more than one year. Unless otherwise agreed by Executive and the Board, Executive and ACC each shall select a board certified licensed physician, and the two physicians selected shall designate the independent medical authority, whose determination of Disability shall be binding upon Executive and ACC. ACC shall be entitled to request such a determination in the event that Executive has been unable to perform his duties hereunder by reason of physical or mental incapacity for a period of ninety (90) consecutive days or for ninety (90) days during any six
     (6)-month period during the term of this Agreement.

          2.9. "Separation Payment" means a payment equal to the sum of (a) an amount equal to the remainder of the base salary required to be paid to Executive through the initial five- year term of this Agreement (assuming a percentage increase in the Consumer Price Index per year equal to the average percentage increase per year in the Consumer Price Index during the previous four calendar years prior to such calculation), plus (b) the product of (i) the greater of (xx) the number one (1) and (yy) the number of years (including fractions thereof) remaining from the date of Executive's termination until May 29, 2007, multiplied by (ii) the average of all annual bonus payments made to Executive pursuant to Section 5.8, plus (c) an amount in cash equal to one million dollars ($1,000,000).

          2.10. "Stock Option" means an option to purchase capital stock of Audiovox pursuant to any of the stock option plans maintained by Audiovox.

          2.11. "Toshiba" means Toshiba Corporation, a Japanese corporation.

     3. Term of Employment. The initial term of this Agreement commences on the Effective Date and, unless terminated at an earlier date in accordance with
Section  7.2 or 7.3,  shall  continue  until  May  29,  2007.  The  term of this

                                  Exhibit 99.6
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Agreement  shall  automatically  extend by  consecutive  twelve-  month  periods unless, prior to April 29, 2007, and prior to each April 29 thereafter, ACC notifies Executive in writing of ACC's intention to terminate this Agreement. If ACC so notifies Executive, then this Agreement terminates on May 29 of the year such written notice is delivered to Executive. If ACC elects not to renew this Agreement for any one-year extension period in accordance with this Section 3, or if ACC elects to terminate Executive for Cause pursuant to Section 2.4.2 or
Section 2.4.3, then within thirty (30) days after the expiration of this Agreement pursuant to such election, ACC shall pay Executive an amount in cash equal to the product of (x) the base salary and annual bonus payment paid to Executive during the immediately preceding calendar year pursuant to this Agreement, multiplied by (y) .50; provided, however, that Executive shall be subject to the provisions of Section 8 in the event this Agreement expires pursuant to this Section 3, or if ACC terminates Executive for Cause pursuant to
Section 2.4.2 or Section 2.4.3.

     4. Duties and Responsibilities.

          4.1. Service. ACC shall employ Executive as ACC's President and Chief Executive Officer. Executive shall faithfully and diligently serve as ACC's President and Chief Executive Officer.

          4.2. Other Activities. Executive shall not during the term of this Agreement, without the consent of the Board of Directors, (a) act as advisor, consultant, officer, partner, or in any other capacity, for any person or entity other than ACC or Audiovox, if such activity is for profit or pecuniary advantage; (b) engage in any other business activity other than business activity for ACC or Audiovox; or (c) cause or allow ACC or Audiovox to participate in any transaction with Executive or any of his relatives or with any entity in which Executive or any of his relatives has an interest other than holding less than five (5%) percent of an entity whose stock is publicly traded. Executive may make and manage his personal investments, provided the investments do not violate the

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     provisions of Section 6 and, further provided,  the investments do not violate ACC's or Audiovox's policies as in effect from time to time on conflict of interest, insider trading, and any trading restriction policy applicable to ACC's or Audiovox's executive officers.

          4.3. Director. During the term of this Agreement, Executive shall serve as a voting member and Chairman of the Board of Directors of ACC. In addition, the parties acknowledge that it is their intention that Executive shall retain his membership on the Board of Directors of Audiovox, subject to the future nomination decisions by the Board of Directors of Audiovox and the election decisions of the stockholders of Audiovox.

     5. Compensation and Benefits.

          5.1. Benefits. Executive shall be eligible to participate in all deferred compensation, disability insurance, life insurance, retirement, and welfare benefit plans generally offered to executive officers of ACC.

          5.2. Base Salary. Commencing on the Effective Date, Executive's annual base salary shall be five hundred thousand dollars ($500,000), which shall be paid in installments in accordance with ACC's standard payroll practices. On each anniversary of the Effective Date, ACC shall increase Executive's annual base salary by the positive percentage change, if any, in the Consumer Price Index during the previous year.

          5.3. Equity Incentives. During the term of this Agreement, Executive shall be eligible to receive equity incentives under the plans and programs applicable to ACC executive officers, which issuances shall, except as provided herein, be in the Board's discretion and subject to the terms and conditions of such plans and programs as in effect from time to time. As soon as possible after the Effective Date, the Board of Directors shall adopt an employee equity incentive plan reflecting the terms set forth in the document attached hereto as Exhibit A (the "Equity Incentive

                                  Exhibit 99.6
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     Plan").  Executive shall allocate equity  incentives  issued under the
     Equity Incentive Plan as provided for in the document attached hereto as Exhibit A in his sole discretion, including equity incentives representing the equivalent of up to 45.45 percent of such equity incentives to himself; provided, however, that Audiovox shall have the right to review such allocation (other than the allocation made to Executive) and make changes to such allocation as Audiovox deems appropriate, in its sole discretion.

          5.4. Vesting of Stock Options. As of the Effective Date, Executive shall become fully vested in all Stock Options previously granted to him under the Audiovox Corporation 1999 Stock Option Plan.

          5.5. Reimbursement. ACC shall reimburse Executive for reasonable business expenses that he incurs in the performance of services under this Agreement on presentation to ACC of an itemized account of such expenses together with supporting documentation. In addition, ACC shall, within thirty (30) days after execution of this Agreement, pay or reimburse
     Executive for the reasonable attorney's and paralegal's fees and disbursements incurred by Executive in the negotiation, drafting, and execution of this Agreement.

          5.6. Automobile. ACC shall provide Executive with exclusive use of a late model luxury class automobile leased and insured by ACC.

          5.7. Bonus Pool. Within (30) days after Effective Date, Audiovox shall establish a bonus pool of three million, two hundred thousand dollars ($3,200,000). Executive shall allocate the bonus pool among the key employees of ACC, including himself. Audiovox shall pay the appropriate key employees of ACC, including Executive, bonuses in the amount allocated pursuant to the immediately preceding sentence. Executive agrees that he shall, promptly following receipt of such bonus, use all or a portion of the amounts paid to him pursuant to this Section 5.7 to repay

                                  Exhibit 99.6
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     to Audiovox any remaining outstanding principal amount and accrued but unpaid interest owed by Executive pursuant to the unsecured promissory note in favor of Audiovox for an amount equal to $650,954.

          5.8. Annual Bonus. During the term of this Agreement, ACC shall pay Executive an annual bonus equal to two (2%) percent of ACC's annual earnings before income taxes, determined in accordance with generally accepted accounting principles. The direct and indirect stockholders of ACC shall not allocate overhead and other expenses in a manner inconsistent with prior practices. ACC shall pay the annual bonus within ninety (90) days after the end of its fiscal year.

          5.9. Vacation. Executive is entitled to four (4) weeks of vacation during each year of the term of this Agreement without diminution of compensation.

          5.10. Insurance and Indemnification.

               5.10.1 ACC shall provide coverage for Executive to the same extent as ACC's other officers for all insurance that ACC maintains to indemnify its directors and officers and to indemnify ACC for any obligations that it incurs from its undertakings to indemnify its directors and officers. ACC shall maintain the insurance for so long as Executive is subject to personal liability for service as an officer of ACC.

               5.10.2 ACC shall use commercially reasonable efforts to maintain in force insurance indemnifying directors and officers from liability for their service to it, at not less than its present coverage and deductibles to the extent available to it on commercially reasonable terms.

               5.10.3 ACC shall indemnify and hold harmless Executive for and from all assessments, costs, damages, expenses, fines, judgments, liabilities, losses, penalties, and reasonable attorney's and paralegal's fees and disbursements resulting from the Executive's service as an officer of ACC to the fullest extent permitted by law and on the most favorable terms that indemnification

                                  Exhibit 99.6
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          is  provided to any officer of ACC.  ACC shall so  indemnify  the
          Executive for so long as Executive is subject to personal liability for service as an officer of ACC.

     6. Confidential Information and Public Remarks.

     6.1. Unique Position. Executive appreciates the unique position he will hold as ACC's President and Chief Executive Officer and understands that because of his position ACC will provide him unique and broad access to Confidential Information. Executive acknowledges that the business of each of Audiovox and ACC is competitive and that the Confidential Information of Audiovox and ACC constitutes valuable and unique assets of Audiovox and ACC.

     6.2. Therefore, Executive agrees as follows:

               6.2.1 Disclosure and Misuse. Except in furtherance of his duties to Audiovox or ACC, Executive shall not disclose to third-parties or use either for himself or others, any Confidential Information without first obtaining the written consent of Audiovox or ACC, as applicable. Any records of Confidential Information prepared by Executive or that come into his possession or to which he has access during his employment with ACC or, if applicable, Audiovox, shall remain the property of ACC or Audiovox, as applicable. Upon termination of his employment with ACC or, if applicable, Audiovox, Executive shall not remove any such records or copies thereof, and shall promptly deliver such records and copies in his personal possession to Audiovox or ACC, as applicable. The obligations of this Section 6.2.1 shall survive termination of Executive's employment.

               6.2.2 Public Statement Prohibition. Executive shall refrain from publishing or making any oral or written statements about Audiovox, ACC or any of their respective affiliates or any director, officer, or holder of more than five (5%) percent of the voting securities of any of the foregoing, that are derogatory or disparaging. The obligations of this Section 6.2.2 shall survive

                                  Exhibit 99.6
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          termination of Executive's employment.

               6.2.3 Opportunities. During the term of his employment, Executive may acquire knowledge of business opportunities pertaining to the business in which ACC, Audiovox or their respective affiliates are engaged. Executive shall promptly disclose to ACC or Audiovox, as applicable, any such business opportunity and will refrain from exploiting any such business opportunity for himself or any third party without the prior written consent of ACC or Audiovox, as applicable.

     7. Termination of Employment.

          7.1. Termination Date. For purposes of this Agreement, the Termination Date with respect to Executive's employment hereunder shall be as follows:

          7.1.1 the date of Executive's death;

          7.1.2 the first business day following the date upon which the determination of Executive's Disability is finally made;

          7.1.3 subject to Section 2.4.2, the date on which ACC delivers notice to Executive of the termination of his employment hereunder for Cause;

          7.1.4 the date which is ten (10) business days following the date on which ACC delivers notice to Executive of the termination of his employment hereunder other than for Cause;

          7.1.5 the date which is ten (10) business days following the date on which Executive delivers notice to ACC of the termination of his employment hereunder for any reason other than as set forth in Section 7.2; or

          7.1.6 subject to Sections 7.2.4 and 7.2.6, the date which is ten (10)

                                  Exhibit 99.6
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      business days following the date on which Executive delivers notice to
     ACC of the termination of his employment pursuant to Sections 7.2.2 through 7.2.7.

          7.2. Separation Payment. ACC shall pay Executive the Separation Payment within thirty (30) days after the date of termination of his employment hereunder if he is terminated prior to the fifth anniversary of the Effective Date due to any one or more of the following events:

               7.2.1 ACC terminates Executive's employment without Cause;

               7.2.2 Executive resigns his employment within ninety (90) days after (i) he is removed as President or Chief Executive Officer of ACC (except in connection with the termination of his employment by ACC, or (ii) after he is assigned duties that result in a significant adverse change or diminution in the Executive's authority and responsibilities, except in the event that as a result of a reasonable, good faith determination made by ACC that Executive is unable to perform his duties by reason of a physical or mental incapacity, ACC temporarily assigns Executive's duties to another person during the period of such physical or mental incapacity; provided, however, that the parties acknowledge and agree that, for purposes of this Agreement, in no event shall the fact that Executive ceases to be a member of the Board of Directors of Audiovox, for any reason whatsoever, be deemed to be an event that results in a significant adverse change or diminution in Executive's authority and responsibilities;

               7.2.3 Executive resigns his employment within ninety (90) days after ACC notifies Executive in writing that the Board has decided to reduce Executive's base salary or any annual bonus payable pursuant to
          Section  5.8 or will not  grant  the  increase  in base  salary  under
          Section 5.2;

               7.2.4 Executive resigns his employment within ninety (90) days after nonpayment of base salary when due other than for an inadvertent failure that is cured within thirty

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(30) days after the Executive notifies the Board in writing of the nonpayment;

               7.2.5 Executive resigns his employment within ninety (90) days after the failure of ACC to timely pay the annual bonus under Section 5.8;

               7.2.6 Executive resigns his employment within ninety (90) days after the material breach by ACC of any obligation under this Agreement (other than those set forth in Sections 7.2.1 through 7.2.5), and the failure of ACC to cure the breach within thirty (30) days after the Executive notifies the Board in writing of the breach; or

               7.2.7 Executive resigns his employment within ninety (90) days after ACC consummates a merger, reorganization, sale of all or substantially all of its assets, or other similar transaction (excluding a merger where ACC is the surviving entity) where the successor entity fails to expressly assume all of ACC's obligations under this Agreement.

          7.3. No Separation Payment. Executive shall not be entitled to a Separation Payment if his employment with ACC terminates (i) for any reason after the fifth year anniversary of the Effective Date, or (ii) prior to the fifth year anniversary of the Effective Date due to any of the following events:

               7.3.1 Executive dies during the term of this Agreement;

               7.3.2 Executive retires or resigns his employment at any time for any reason other than as set forth in Section 7.2;

               7.3.3 Executive resigns his employment after he becomes Disabled or his employment is terminated after he becomes Disabled; or

               7.3.4 ACC terminates Executive's employment for Cause. Upon termination of Executive's employment under circumstances not entitling him to a Separation Payment, for Cause, Executive shall be entitled to receive the monthly installment of his

                                  Exhibit 99.6
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     annual  base  salary  being paid at the time of  termination,  and any other reimbursements and payments required under this Agreement through the Termination Date. Thereupon, this Agreement shall terminate and Executive shall have no further rights under or be entitled to any other benefits and payments under this Agreement; provided, however, that (a) the provisions of Sections 5.10, 6, and 8 through 16 shall survive any termination of Executive's employment hereunder except as may be required by law or under any tax-qualified pension plan in which Executive participates at the effective date of termination.

     7.4. Equity Incentives.

          7.4.1 Vesting Period. If Executive becomes entitled to a Separation Payment under Section 7.2., Executive shall become fully vested in and shall be entitled to exercise any unvested equity incentives ACC issued to him prior to the Termination Date pursuant to the Equity Incentive Plan and/or shall be entitled to any payment from the Equity Incentive Plan in accordance with the terms of such plan.

          7.4.2 Exercise Period. If Executive becomes entitled to a Separation Payment under Section 7.2., the period during which Executive may exercise vested equity incentives issued pursuant to the Equity Incentive Plan shall be extended to the earlier of (a) the expiration of the term of the applicable equity incentive, and (b) the twelve-month anniversary of the Termination Date.

                                  Exhibit 99.6
                                       12


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     8. Noncompetition, Etc.

          8.1. Noncompete. During the initial term and any renewal term of the Executive's employment hereunder, and for a period of one year after the termination of Executive's employment hereunder for any reason whatsoever (such period being referred to herein as the "Restricted Period"), Executive shall not, in absence of the written consent of the Board of Directors, directly or indirectly, own any interest in, operate, join, control or participate as a partner, director, principal, officer or agent of, enter into the employment of, act as a consultant to or perform any services for, any entity which competes, directly or indirectly, with any business conducted by ACC or any of its subsidiaries in any country or jurisdiction in which ACC or any of subsidiaries operates such business; provided, however, that nothing in the foregoing shall prohibit Executive from owning up to 2% of an entity whose stock is publicly traded.

          8.2. Nonsolicitation of Customers. During the Restricted Period, Executive shall not, in absence of the prior written consent of the Board of Directors, directly or indirectly, request, induce or attempt to influence any customer of ACC or any of its subsidiaries to terminate, cancel or reduce or modify such customer's business relationship with ACC or any of its subsidiaries, or divert its business with ACC or any of its subsidiaries to any person or entity then in competition with any business conducted by ACC or any of its subsidiaries.

          8.3. Nonsolicitation of Employees. During the Restricted Period, Executive shall not, in absence of the prior written consent of the Board of Directors, directly or indirectly, employ, solicit for employment, or advise, encourage or recommend to any other person or entity that such person or entity employ or solicit for employment, or aid or assist any other person or entity in the employment or soliciting for employment of, any person who is then employed by ACC or any of its subsidiaries;
     provided, however, that the foregoing shall not apply to persons who are hired as a result

                                  Exhibit 99.6
                                       13


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          of the use of a general  solicitation  (such as an advertisement)
          not specifically directed to any of the employees of ACC or any of its subsidiaries.

          8.4. Enforcement. In the event that any restriction against engaging in the activities described in this Section 8 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or by reason of its being too extensive in any other respect, such restriction shall be interpreted to extend only over the maximum period of time for which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

          8.5 Injunctions. Executive acknowledges that the services to be rendered by him to ACC are of a special and unique character, which gives this Agreement a peculiar value to ACC, the loss of which may not be reasonably or adequately compensated for by damages in an action at law, and that a breach or threatened breach by him of any of the provisions contained in this Section 8 will cause ACC irreparable injury. Executive therefore agrees that ACC shall be entitled, in addition to any other right or remedy, to a seek temporary, preliminary or permanent injunction in a federal or state court of competent jurisdiction in Suffolk County, New
     York, notwithstanding the provisions of Section 9 hereof, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security, enjoining or restraining Executive from any such breach or threatened breach.

                                  Exhibit 99.6
                                       14


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     9. Arbitration.

     9.1. All claims and disputes arising out of or relating to this Agreement, Executive's employment with ACC, and any other relationship between ACC and Executive ("Arbitrable Claims"), other than a claim seeking a temporary, preliminary or permanent injunction enjoining or restraining Executive from any breach or threatened breach of the restrictive covenants set forth in Section 8, shall be resolved by final and binding arbitration in New York, New York, under the Federal Arbitration Act in accordance with the Employment Dispute Resolution Rules then in effect with the American Arbitration Association. This Section 9 applies both during and after termination of Executive's employment. Either party has the right to enforce this agreement to arbitrate in federal or state court.

     9.2. All proceedings and documents prepared in connection with any Arbitrable Claim shall be Confidential Information and, unless otherwise required by law, the contents and subject matter thereof shall not be disclosed to any person or entity other than the parties to the proceedings, their counsel, witnesses and experts, the arbitrator, and, if court enforcement of an arbitration award is sought, the court hearing such matter.

     9.3. If any party institutes a proceeding to compel arbitration, or institutes arbitration, the party who substantially prevails in such proceeding or arbitration, whether plaintiff or defendant, in addition to the remedy or relief obtained in such proceeding or arbitration, shall be entitled to recover the reasonable fees, disbursements, and expenses such prevailing party incurred in such proceeding or arbitration, including without limitation reasonable attorney's and paralegal's fees and disbursements, and the fees of the arbitrators and the American Arbitration Association.

     10. Notices. Notices and all other communications under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, or when mailed by United

                                  Exhibit 99.6
                                       15

     States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          ACC or Audiovox:

                           Audiovox Communications Corp.
                           150 Marcus Boulevard
                           Hauppauge, NY  11788
                           U.S.A.
                           Attention:       Charles M. Stoehr
                           Telephone:       (631) 436-6505
                           Facsimile:       (631) 231-1370

         With a copy to:

                           Audiovox Communications Corp.
                           555 Wireless Boulevard

                           Hauppauge, NY  11788
                           U.S.A.

                           Attention:       Neil Levine
                           Telephone:       (631) 233-3338
                           Facsimile:       (631) 233-3437

         With a copy to:

                           Levy & Stopol, LLP East Tower, 14th Floor 190 EAB Plaza Uniondale, NY 11556-0190 U.S.A.

                           Attention:       Robert S. Levy, Esq.
                           Telephone:       (516) 802-7007
                           Facsimile:       (516) 802-7008



                                  Exhibit 99.6
                                       16

Executive:

                           Philip Christopher

                           108 Fairway View Drive

                           Commack, NY  11725
                           U.S.A.

                           Telephone:       (631) 233-3342
                           Facsimile:       (631) 951-0784

         With a  copy to:

                           Kerry M. Parker

                 Gibbons, Del Deo, Dolan, Griffinger & Vecchione

                           One Riverfront Plaza
                           Newark, NJ  07102
                           Telephone:       (973) 596-4500
                           Facsimile:       (973) 639-6346

Either ACC or Executive may provide a change of address to the other in writing, and notices of changes of address shall be effective upon receipt.

     11. Controlling Law. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE APPLY UNDER PRINCIPLES OF CONFLICT OF LAWS.

     12. Separability and Construction. The provisions of this Agreement shall be enforceable to the fullest extent permitted by law. If any provision or the application thereof to any person or entity is, to any extent, determined by an arbitrator or a court to be invalid or unenforceable in whole or in part, then such provision shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. If an arbitrator or a court declares void or unenforceable any remedy provided in this Agreement, then the arbitrator or court shall award, instead of the invalid remedy, such damages or other remedy as would ordinarily be available in law or equity. In any case, the remaining provisions of this Agreement or the application thereof shall

                                  Exhibit 99.6
                                       17
remain in full force and effect.

     13. Nonwaiver. Any waiver by any party of any act or omission that is a breach of any provision of this Agreement is a waiver only of that particular act or omission at that particular time, and is not a waiver of any other act or omission.

     14. Entire Agreement. This Agreement and the exhibits attached hereto constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes and is in full substitution of all prior and contemporaneous oral and written agreements

     15. Modification in Writing. No addition to, or modification of, this Agreement shall be effective unless it is in writing and signed by ACC, Audiovox and the Executive.

     16. Headings and Captions. The headings and captions in this Agreement are solely for convenience of reference, and shall not be used in the construction and interpretation of this Agreement.

     17. Assumption of Obligations. Each of ACC or Audiovox may assign its rights hereunder to any successor entity (whether by merger or acquisition of substantially all the assets of ACC or Audiovox, as applicable, or otherwise) provided that the assignment shall not adversely affect any benefits, compensation, and rights of Executive. Except as set forth in this Section 17, none of ACC, Audiovox or Executive may assign its or his rights under this Agreement without the written consent of the other parties.

     18.  Execution.   The  parties  may  execute  this  Agreement  in  multiple
counterparts, each of which is deemed to be an original, and all of which constitute one Agreement.

                                  Exhibit 99.6
                                       18

     IN WITNESS WHEREOF, the parties have executed this Agreement on this 29th day of May, 2002 and effective as of the Effective Date.

                                AUDIOVOX COMMUNICATIONS CORP.


                                By:      s/ Charles M. Stoehr
                                         -----------------------------
                                Name:  Charles M. Stoehr
                                Title:  Secretary

                                AUDIOVOX CORPORATION
                                (For Purposes of Sections 5.3, 5.4 and 5.7 Only)


                                By:      s/ John J. Shalam
                                         -----------------------------------
                                Name:  John J. Shalam
                                Title:  Chief Executive Officer

                                EXECUTIVE:

                                By:      s/ Philip Christopher
                                         -----------------------------------
                                         PHILIP CHRISTOPHER

                                  Exhibit 99.6
                                       19


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